Exhibit 4.1
FIFTH SUPPLEMENTAL INDENTURE

FIFTH SUPPLEMENTAL INDENTURE, dated as of June 13, 2011 (this “Supplemental Indenture”), by and among FOUNDATION PA COAL COMPANY, LLC, a Delaware limited liability company (the “Company”), ALPHA NATURAL RESOURCES, INC., a Delaware Corporation (the “Parent”), each Domestic Subsidiary of the Parent identified on Annex A hereto (each, a “New Guarantor” and together, the “New Guarantors”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as trustee (the “Trustee”), under the Indenture dated as of July 30, 2004 (as supplemented by the Supplemental Indenture dated as of September 6, 2005, the Supplemental Indenture dated as of October 5, 2007, the Supplemental Indenture dated August 1, 2009, and the Supplemental Indenture dated February 2, 2011, the “Indenture”), between the Company, the Guarantors and the Trustee.

WITNESSETH

WHEREAS, the Company and the existing guarantors have heretofore executed and delivered to the Trustee the Indenture providing for the issuance of 7 1/4% Senior Notes due August 1, 2014 (the “Notes”);

WHEREAS, Section 4.17 of the Indenture provides that under certain circumstances each New Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which each New Guarantor shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”);

WHEREAS, all things necessary have been done to make this Supplemental Indenture, when executed and delivered by the Company and the New Guarantors, the legal, valid and binding agreement of the Company and the New Guarantors, according to its terms; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the existing Guarantors are authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Parent, the New Guarantors, the existing Guarantors and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1.  CAPITALIZED TERMS.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

ARTICLE II

AMENDMENTS TO INDENTURE

Section 2.1.  AGREEMENT TO GUARANTEE.  Each New Guarantor hereby agrees, jointly and severally with all existing Guarantors (if any), to provide an unconditional Guarantee on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Notes and the Indenture and to perform all of the obligations and agreements of a Guarantor under the Indenture.

Section 2.2.  NOTICES.  All notices or other communications to the Company and/or any Guarantor shall be delivered to the following address:

Alpha Natural Resources
One Alpha Place
Abingdon, Virginia 24212
Facsimile No.: (276) 623-4321
Attention: Office of General Counsel

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Facsimile No.: (212) 225-3999
Attention: Jeffrey Lewis, Esq.

All notices or other communications to the Company and/or any Guarantor shall otherwise be given as provided in Section 12.02 of the Indenture.

ARTICLE III

MISCELLANEOUS

Section 3.1.  NO RECOURSE AGAINST OTHERS.  No past, present or future director, manager, officer, employee, incorporator, stockholder or member of the Parent, Holdings, any parent entity of the Parent or any Subsidiary of the Parent, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.  The waiver may not be effective to waive liabilities under the federal securities laws.

Section 3.2. EXECUTION AS SUPPLEMENTAL INDENTURE.  This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part thereof.

Section 3.3.  RATIFICATION AND INCORPORATION OF INDENTURE.  As supplemented hereby, the Indenture is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 3.4.  GOVERNING LAW.  THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.5.  SEPARABILITY.  In case any one or more of the provisions contained in this Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture, but this Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

Section 3.6.  COUNTERPARTS.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.7.  EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.8.  TRUSTEE MAKES NO REPRESENTATION.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.  The recitals and statements herein are deemed to be those of the Company and the New Guarantors and not of the Trustee.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

FOUNDATION PA COAL COMPANY, LLC

By:	/s/ Frank J. Wood
Name: Frank J. Wood
Title: Chief Financial Officer and Vice President

[Signature Page to Supplemental Indenture to Foundation Notes Indenture]

ALPHA NATURAL RESOURCES, INC.

By:	/s/ Frank J. Wood
Name: Frank J. Wood
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[Signature Page to Supplemental Indenture to Foundation Notes Indenture]

A. T. MASSEY COAL COMPANY, INC.
(f/k/a Thunder Mining Company)
ALEX ENERGY, INC.
ALLIANCE COAL CORPORATION
ALPHA APPALACHIA SERVICES, INC.
(f/k/a Massey Coal Services, Inc.)
ALPHA APPALACHIA HOLDINGS, INC.
(f/k/a Massey Energy Company)
ALPHA EUROPEAN SALES, INC.
(f/k/a Massey European Sales, Inc.)
ALPHA GAS AND OIL COMPANY
(f/k/a Massey Gas & Oil Company)
APPALACHIA COAL SALES COMPANY, INC.
(f/k/a Massey Coal Sales Company, Inc.)
APPALACHIA HOLDING COMPANY
(f/k/a A.T. Massey Coal Company, Inc.)
ARACOMA COAL COMPANY, INC.
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BIG LAUREL MINING CORPORATION
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN RESOURCES LLC
BLUFF SPUR COAL CORPORATION
BOONE EAST DEVELOPMENT CO.
BOONE ENERGY COMPANY
BOONE WEST DEVELOPMENT CO.
BULL MOUNTAIN MINING CORPORATION
CAVE SPUR COAL LLC
CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
CLEAR FORK COAL COMPANY
CLOVERLICK COAL COMPANY LLC
CLOVERLICK MANAGEMENT LLC
CRYSTAL FUELS COMPANY
CUMBERLAND EQUIPMENT CORPORATION
CUMBERLAND RESOURCES CORPORATION

DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DEMETER LAND COMPANY
DORCHESTER ASSOCIATES LLC
DORCHESTER ENTERPRISES, INCORPORATED
DOUGLAS POCAHONTAS COAL CORPORATION
DRIH CORPORATION
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
EN ROUTE LLC
EXETER COAL CORPORATION
FOGLESONG ENERGY COMPANY
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
GUEST MOUNTAIN MINING CORPORATION
HADEN FARMS, INC.
HANNA LAND COMPANY, LLC
HARLAN RECLAMATION SERVICES LLC
HAZY RIDGE COAL COMPANY
HIGH SPLINT COAL LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JOBONER COAL COMPANY
JST LAND COMPANY
JST MINING COMPANY
JST RESOURCES LLC
KANAWHA ENERGY COMPANY
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAGGARD BRANCH COAL LLC
MAJESTIC MINING, INC.
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MEADOW BRANCH COAL LLC
MEADOW BRANCH MINING CORPORATION
MILL BRANCH COAL CORPORATION

MOUNTAIN MANAGEMENT, INCORPORATED
NEW MARKET LAND COMPANY
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NICCO CORPORATION
NICHOLAS ENERGY COMPANY
NINE MILE SPUR LLC
NORTH FORK COAL CORPORATION
OMAR MINING COMPANY
OSAKA MINING CORPORATION
PANTHER MINING LLC
PEERLESS EAGLE COAL CO.
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
POWELL RIVER RESOURCES CORPORATION
POWER MOUNTAIN COAL COMPANY
RAVEN RESOURCES, INC.
RAWL SALES & PROCESSING, CO.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
RODA RESOURCES LLC
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SC COAL CORPORATION
SCARLET DEVELOPMENT COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SHENANDOAH CAPITAL MANAGEMENT CORP.
SIDNEY COAL COMPANY, INC.
SPARTAN MINING COMPANY
STILLHOUSE MINING LLC
STIRRAT COAL COMPANY
STONE MINING COMPANY
SUPPORT MINING COMPANY
SYCAMORE FUELS, INC.
TALON LOADOUT COMPANY
T.C.H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
TUCSON LIMITED LIABILITY COMPANY
VANTAGE MINING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WINIFREDE COAL CORPORATION
WYOMAC COAL COMPANY, INC.
as New Guarantors

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Vice President and Secretary

[Signature Page to Supplemental Indenture to Foundation Notes Indenture]

THE BANK OF NEW YORK MELLON
as Trustee

By:
Name:
Title:

THE BANK OF NEW YORK MELLON
as Trustee

By:	/s/ Leslie Lockhart
Name: Leslie Lockhart
Title: Senior Associate

[Signature Page to Supplemental Indenture to Foundation Notes Indenture]

Annex A

NEW GUARANTORS

A. T. MASSEY COAL COMPANY, INC.
(f/k/a Thunder Mining Company)
ALEX ENERGY, INC.
ALLIANCE COAL CORPORATION
ALPHA APPALACHIA SERVICES, INC.
(f/k/a Massey Coal Services, Inc.)
ALPHA APPALACHIA HOLDINGS, INC.
(f/k/a Massey Energy Company)
ALPHA EUROPEAN SALES, INC.
(f/k/a Massey European Sales, Inc.)
ALPHA GAS AND OIL COMPANY
(f/k/a Massey Gas & Oil Company)
APPALACHIA COAL SALES COMPANY, INC.
(f/k/a Massey Coal Sales Company, Inc.)
APPALACHIA HOLDING COMPANY
(f/k/a A.T. Massey Coal Company, Inc.)
ARACOMA COAL COMPANY, INC.
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BIG LAUREL MINING CORPORATION
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN RESOURCES LLC
BLUFF SPUR COAL CORPORATION
BOONE EAST DEVELOPMENT CO.

BOONE ENERGY COMPANY
BOONE WEST DEVELOPMENT CO.
BULL MOUNTAIN MINING CORPORATION
CAVE SPUR COAL LLC
CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
CLEAR FORK COAL COMPANY
CLOVERLICK COAL COMPANY LLC
CLOVERLICK MANAGEMENT LLC
CRYSTAL FUELS COMPANY
CUMBERLAND EQUIPMENT CORPORATION
CUMBERLAND RESOURCES CORPORATION
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DEMETER LAND COMPANY
DORCHESTER ASSOCIATES LLC
DORCHESTER ENTERPRISES, INCORPORATED
DOUGLAS POCAHONTAS COAL CORPORATION
DRIH CORPORATION
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
EN ROUTE LLC
EXETER COAL CORPORATION
FOGLESONG ENERGY COMPANY
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
GUEST MOUNTAIN MINING CORPORATION
HADEN FARMS, INC.
HANNA LAND COMPANY, LLC
HARLAN RECLAMATION SERVICES LLC
HAZY RIDGE COAL COMPANY
HIGH SPLINT COAL LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY

JOBONER COAL COMPANY
JST LAND COMPANY
JST MINING COMPANY
JST RESOURCES LLC
KANAWHA ENERGY COMPANY
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAGGARD BRANCH COAL LLC
MAJESTIC MINING, INC.
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MEADOW BRANCH COAL LLC
MEADOW BRANCH MINING CORPORATION
MILL BRANCH COAL CORPORATION
MOUNTAIN MANAGEMENT, INCORPORATED
NEW MARKET LAND COMPANY
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NICCO CORPORATION
NICHOLAS ENERGY COMPANY
NINE MILE SPUR LLC
NORTH FORK COAL CORPORATION
OMAR MINING COMPANY
OSAKA MINING CORPORATION
PANTHER MINING LLC
PEERLESS EAGLE COAL CO.
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
POWELL RIVER RESOURCES CORPORATION
POWER MOUNTAIN COAL COMPANY
RAVEN RESOURCES, INC.

RAWL SALES & PROCESSING, CO.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
RODA RESOURCES LLC
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SC COAL CORPORATION
SCARLET DEVELOPMENT COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SHENANDOAH CAPITAL MANAGEMENT CORP.
SIDNEY COAL COMPANY, INC.
SPARTAN MINING COMPANY
STILLHOUSE MINING LLC
STIRRAT COAL COMPANY
STONE MINING COMPANY
SUPPORT MINING COMPANY
SYCAMORE FUELS, INC.
TALON LOADOUT COMPANY
T.C.H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
TUCSON LIMITED LIABILITY COMPANY
VANTAGE MINING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WINIFREDE COAL CORPORATION
WYOMAC COAL COMPANY, INC.